Exhibit 10.1
ASSIGNMENT AND ASSUMPTION OF
LEASE PURCHASE AND SALE AGREEMENT AND
FIRST AMENDMENT OF LEASE PURCHASE AND SALE AGREEMENT
          This ASSIGNMENT AND ASSUMPTION OF LEASE PURCHASE AND SALE AGREEMENT AND FIRST AMENDMENT OF LEASE PURCHASE AND SALE AGREEMENT (the “Assignment”) is made and entered into as of the 3rd day of August, 2007 (the “Effective Date”), by and between GREAT PLAINS EXPLORATION, LLC, an Ohio limited liability company, (“Assignor”), and KYKUIT RESOURCES, LLC, an Ohio limited liability company (“Assignee”).
WITNESSETH:
     WHEREAS, Assignor is a party to a Lease Purchase and Sale Agreement dated March 21, 2007 (the “Purchase Agreement”) and a First Amendment to Lease Purchase and Sale Agreement dated July 24, 2007 (the “Amendment”). The Purchase Agreement and Amendment are hereinafter collectively referred to as the “Agreements”, and copies of the Agreements are attached hereto as Exhibits “A” and “B” and are incorporated herein by this reference; and
     WHEREAS, Assignor desires to assign to Assignee, all of its rights and obligations under the Agreements; and
     WHEREAS, Assignee desires to take an assignment of Assignors rights under the Agreements, and to assume the obligations of Assignor under the Agreements.
     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledge, and also in consideration of the promises of the parties contained herein, the parties hereto do hereby agree as follows:
     1. Assignor hereby assigns, transfers, sets over and conveys to Assignee, its successors and assigns, all of Assignor’s right, title and interest, in, to and under the Agreements and all modifications, amendments and supplements thereto, without limitation, to have and to hold all of the same unto Assignee, its successors and assigns, from and after the Effective Date hereof, for the rest and remainder of the term and renewal terms, if any, of the Agreements, subject to the covenants, conditions and other provisions contained in the Agreements and all modifications, amendments and supplements thereto.
     2. Assignee hereby assumes the Agreements and Assignor’s obligations thereunder accruing from and after the Effective Date.
     3. This Agreement is governed by the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

ASSIGNOR: GREAT PLAINS EXPLORATION, LLC
By:	/s/ Gregory J. Osborne
Gregory J. Osborne, President

ASSIGNEE: KUYKUIT RESOURCES, LLC an Ohio limited liability company By John D. Oil and Gas, Inc., Its: Managing Member

By:	/s/ Gregory J. Osborne
Gregory J. Osborne
President of John D. Oil and Gas, Inc.

EXHIBIT “A”
Lease Purchase and Sale Agreement

A-1

EXHIBIT “B”
First Amendment to Lease Purchase and Sale Agreement

B-1